                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [x] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Somanetics Corporation
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                              [SOMANETICS LOGO]


                              1653 EAST MAPLE ROAD
                           TROY, MICHIGAN 48083-4208

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 25, 1997

To the Shareholders of Somanetics Corporation:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Somanetics Corporation will be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:00 a.m. Eastern Standard Time on Tuesday, March 25, 1997 for the following purposes:

        1. To select one director to serve until the 2000 Annual Meeting of Shareholders and until his successor is elected and qualified.

        2. To consider and act upon a proposal to amend and restate the Company's Restated Articles of Incorporation to (i) effect a one-for-ten reverse stock split of the Company's Common Shares while keeping 6,000,000 authorized Common Shares, at a par value of $0.01, and (ii) remove provisions relating to the Convertible Preferred Shares redeemed February 28, 1996.

        3. To consider and act upon a proposal to approve the Somanetics Corporation 1997 Stock Option Plan, pursuant to which 295,000 Common Shares (after giving effect to the one-for-ten reverse stock split described above) are reserved for issuance pursuant to options to be granted to key employees, directors, consultants and advisors of the Company, all subject to approval of the reverse stock split described above.

        4. To transact such other business as may properly come before the meeting and any adjournment thereof.

        Only shareholders of record on January 27, 1997 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

        All shareholders are cordially invited to attend the meeting. An admission ticket for the meeting is enclosed with this Proxy Statement due to limited space. If you desire to attend the meeting in person, you must present the ticket or proof of beneficial ownership of the Company's Common Shares as of January 27, 1997. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

        Your attention is called to the attached Proxy Statement and the accompanying proxy. A copy of the Annual Report of the Company for the fiscal year ended November 30, 1996 accompanies this notice.

                                           By order of the Board of Directors


                                           Bruce J. Barrett
                                           President and Chief Executive Officer

Troy, Michigan
February 7, 1997

                             SOMANETICS CORPORATION
                              1653 EAST MAPLE ROAD
                           TROY, MICHIGAN 48083-4208

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 25, 1997

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Somanetics Corporation (the "Company") for use at the 1997 Annual Meeting of Shareholders to be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:00 a.m. Eastern Standard Time on Tuesday, March 25, 1997, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The mailing of this Proxy Statement and accompanying proxy will take place on or about February 7, 1997.

  Solicitation

        The Company will bear the entire cost of solicitation of proxies in the enclosed form, including the preparation, assembly, printing and mailing of this Proxy Statement, the accompanying proxy and any additional information furnished to shareholders. The solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitation by directors, officers or other regular employees of the Company; no additional compensation will be paid to directors, officers or other regular employees for such services. The Company has also engaged Shareholder Communications Corporation, to solicit proxies by mail or telephone or in person, at a cost to the Company expected to be approximately $6,500, plus an additional fee for each completed call to a shareholder, plus reasonable out-of-pocket expenses. Brokers, nominees and other similar record holders will be requested to forward soliciting material and will be reimbursed by the Company upon request for their out-of-pocket expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares

        Only shareholders of record at the close of business on January 27, 1997 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on January 27, 1997, the Company had 22,853,514 outstanding Common Shares, $0.01 par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

        Each Common Share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 11,426,758 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  Revocability of Proxies

        A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention:
Investor Relations Department.

        Valid proxies in the enclosed form which are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the Proxy. If no specification is made, the proxies will be voted FOR the election as a director of the nominee listed below, FOR the proposed one-for-ten reverse stock split and related amendments and FOR the proposed 1997 Stock Option Plan.

  Principal Holders of the Company's Voting Securities

        As of January 27, 1997, no person was known by the Company to beneficially own more than 5% of the Company's Common Shares, its only outstanding class of voting shares.

                            I.  ELECTION OF DIRECTOR

        The Board of Directors proposes that the one person named below as nominee for election as director for a three-year term be elected as a director of the Company to hold office until the Annual Meeting of Shareholders to be held in 2000, and until his successor is elected and qualified. Mr. Wallace was elected as a director by the Board of Directors effective as of June 22, 1994 to fill a vacancy in the Board of Directors. If a quorum is present, the nominee receiving the greatest number of votes cast at the meeting or its adjournment shall be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominee listed below unless the giver of the proxy withholds authority to vote for such nominee. The nominee listed below has consented to serve if elected. If the nominee is unable or declines to serve, which is not expected, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders for another qualified person.

        The following information is furnished as of January 27, 1997 with respect to the nominee for election as a director, with respect to each person whose term of office as a director will continue after the meeting, with respect to each executive officer of the Company and each executive officer named in the Summary Compensation Table below, and with respect to all directors and executive officers as a group:

                                                                          AMOUNT AND       PERCENTAGE
                                                                          NATURE OF            OF
                                         POSITION AND OFFICES WITH      COMMON SHARES        COMMON      TERM
                      DIRECTOR             THE COMPANY AND OTHER         BENEFICIALLY        SHARES       TO
    NAME               SINCE    AGE        PRINCIPAL OCCUPATION             OWNED           OWNED(1)    EXPIRE
    ----               -----    ---        --------------------             -----           --------    ------

                                      NOMINEE FOR ELECTION AS DIRECTOR FOR A THREE-YEAR TERM

H. Raymond Wallace  .   6/94     61     Chairman of the Board and        53,614  (2)          *         2000
                                        a Director of the Company

                                                         DIRECTORS CONTINUING IN OFFICE

Bruce J. Barrett  . .   6/94     37     President, Chief Executive      650,929  (3)          2.8%      1998
                                        Officer and a Director
                                        of the Company

Daniel S. Follis  . .   4/89     59     Director of the                 273,981  (4)          1.2%      1999
                                        Company and President
                                        of Verschuren & Follis, Inc.

Dr. James I. Ausman .   6/94     59     Director of the Company,        170,359  (5)          *         1999
                                        Professor and Head of the
                                        Department of Neurosurgery
                                        at the University of Illinois
                                        at Chicago

                                                        OTHER CURRENT EXECUTIVE OFFICERS
Raymond W. Gunn . . . . . . . . . . . . . . . . . . . . . . . . .       326,500  (6)          1.4%
All directors and executive officers as a group (5 persons) . . .     1,475,383  (7)          6.2%

_______________________________
* Less than 1%

(1)      Based on 22,853,514 Common Shares outstanding as of January 27, 1997.

(2) Includes 37,614 Common Shares that Mr. Wallace has the right to acquire within 60 days of January 27, 1997 and 10,000 shares held in a living trust; Mr. Wallace has sole voting and dispositive power over the shares held in the trust.

(3) Includes 616,000 Common Shares that Mr. Barrett has the right to acquire within 60 days of January 27, 1997 and 5,000 Common Shares owned by his wife.

(4) Includes 57,500 Common Shares that Mr. Follis has the right to acquire within 60 days of January 27, 1997, and 2,161 Common Shares that Verschuren & Follis, Inc. has the right to acquire within 60 days of January 27, 1997. The 273,981 Common Shares shown above as beneficially owned by Mr. Follis include 88,203 Common Shares owned by The Infinity Fund, a limited partnership in which Mr. Follis is a 6.068%
         limited partner and a 50% general partner and which is administered by Verschuren & Follis, Inc., a corporation in which Mr. Follis is a 50% shareholder, a director and the President.

(5) Includes 42,614 Common Shares that Dr. Ausman has the right to acquire within 60 days of January 27, 1997, 97,445 Common Shares owned jointly with his wife, and 30,300 shares held in an individual retirement account over which Dr. Ausman exercises sole voting and investment control.

(6) Includes 320,500 Common Shares that Mr. Gunn has the right to acquire within 60 days of January 27, 1997.

(7) Includes 1,076,389 Common Shares which all executive officers and directors as a group have the right to acquire within 60 days of January 27, 1997.

BIOGRAPHICAL INFORMATION

         The following is a brief account of the business experience during the past five years of the nominee for the Board of Directors of the Company and of each director whose term of office will continue after the meeting:

         H. Raymond Wallace has served as the Company's Chairman of the Board since January 1995 (as a non-officer Chairman of the Board since April 1995) and as a director of the Company since June 1994. He also served as a consultant to the Company from April 1994 until January 1995. He has also served as Chairman of the Board of Cardiometrics, Inc., a cardiovascular medical device company, since December 1993, and as a self-employed consultant to medical device and other companies since January 1994. From September 1986 until May 1993, he served as Vice President and General Manager of Abbott Critical Care Systems, a division of Abbott Laboratories, Inc., a health care equipment manufacturer and distributor.

         Bruce J. Barrett has served as the Company's President and Chief Executive Officer and as a director of the Company since June 1994. Mr. Barrett previously served, from June 1993 until May 31, 1994, as the Director, Hospital Products Division for Abbott Laboratories, Ltd., a health care equipment manufacturer and distributor, and from September 1989 until May 1993 as the Director, Sales and Marketing for Abbott Critical Care Systems, a division of Abbott Laboratories, Inc., a health care equipment manufacturer and distributor. From September 1981 until June 1987, he served as the group product manager of hemodynamic monitoring products of Baxter-Edwards Critical Care, an affiliate of Baxter International, Inc., another health care equipment manufacturer and distributor.

         Daniel S. Follis is President of Verschuren & Follis, Inc., a Michigan corporation formed in 1981 to advise and administer The Infinity Fund, a limited partnership investing in emerging growth companies. He has served as a director of the Company since April 1989.

         James I. Ausman, M.D., Ph.D. has been Professor and Head of the Department of Neurosurgery at the University of Illinois at Chicago since August 1991. From September 1978 until July 1991 he was Chairman of the Department of Neurosurgery at Henry Ford Hospital in Detroit. From December 1987 until July 1991 he served as Director of the Henry Ford

Neurosurgical Institute, also at Henry Ford Hospital. In addition, he was Clinical Professor of Surgery, Section of Neurosurgery at the University of Michigan in Ann Arbor from 1980 until 1991. Dr. Ausman has authored more than two hundred book chapters and peer-reviewed publications and has been a visiting professor or invited lecturer at conferences and medical schools worldwide. He serves as editor of Surgical Neurology, a neurosurgical journal with global circulation, as editor of the International Journal of Surgical Neurology, and as a member of the editorial boards of several medical publications, including Archives of Neurology. Dr. Ausman also has served on several national and international medical association committees, including committees of the World Federation of Neurological Societies. He has served as a director of the Company since June 1994 and as Chairman of the Company's Scientific Advisory Board since January 1994.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended November 30, 1996, the Board of Directors held eight meetings and took action by written consent on three occasions.

  Audit Committee

         The Board of Directors has an Audit Committee which consists of two directors. H. Raymond Wallace and Daniel S. Follis are the current members of this committee. The Audit Committee (i) recommends to the Board the conditions, compensation and term of appointment of independent certified public accountants for the audit of the Company's financial statements, (ii) reviews examination reports of the Company prepared by regulatory authorities, and (iii) provides the Board with such assistance as is necessary with respect to the Company's corporate and reporting practices. The Audit Committee may also from time to time confer with the auditors to exchange views relating to the scope and results of the audit. During the fiscal year ended November 30, 1996, the Audit Committee held two meetings.

  Compensation Committee

         The Board of Directors has a Compensation Committee which consists of two directors. H. Raymond Wallace and Daniel S. Follis are the current members of this committee. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation arrangements and plans for senior management, officers and directors of the Company and administers the Company's 1983 Stock Option Plan, 1991 Incentive Stock Option Plan and 1993 Director Stock Option Plan. Either this committee or the Board of Directors would administer the proposed 1997 Stock Option Plan (see Part III of this Proxy Statement). During the fiscal year ended November 30, 1996, the Compensation Committee held four meetings.

         The Company does not have a nominating committee.

EXECUTIVE COMPENSATION

  Summary Compensation Table

         The following table sets forth information for each of the fiscal years ended November 30, 1996, 1995, and 1994 concerning compensation of (i) all individuals serving as the Company's Chief Executive Officer during the fiscal year ended November 30, 1996, and (ii) each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 in fiscal 1996:

                                                    SUMMARY COMPENSATION TABLE
                                                                               LONG TERM
                                                                              COMPENSATION
                                                                              ------------
                                                                                 AWARDS
                                                                                 ------
                                                  ANNUAL COMPENSATION          SECURITIES        ALL OTHER
           NAME AND                               -------------------          UNDERLYING      COMPENSATION
        PRINCIPAL POSITION          YEAR       SALARY($)        BONUS($)       OPTIONS(#)           ($)
        ------------------          ----       ---------        --------       ----------     -----------------
Bruce J. Barrett, President
    and Chief Executive Officer
    (since 6/1/94)  . . . . .      1996         195,000              -0-         432,000  (1)        -0-
                                   1995         195,000              -0-         330,000  (1)        -0-
                                   1994          98,250  (2)      24,375  (3)    400,000          18,091

Raymond W. Gunn, Executive
    Vice President and Chief
    Financial Officer   . . .      1996         105,000              -0-         191,000  (1)        -0-
                                   1995          95,625              -0-         100,000  (1)        -0-
                                   1994          91,667              -0-         225,000  (4)        -0-

_______________________________
(1) The fiscal 1995 numbers include options to purchase 165,000 and 50,000 Common Shares granted to Messrs. Barrett and Gunn, respectively, subject to shareholder approval of an amendment to the Company's 1991 Incentive Stock Option Plan at the 1995 Annual Meeting of Shareholders. Although more than 85% of those voting approved the proposed amendment to the 1991 Incentive Stock Option Plan, as a result of a significant number of broker non-votes, there were insufficient votes in favor of the amendment, it was not approved and the options were cancelled. The fiscal 1995 numbers also include options to purchase 165,000 and 50,000 Common Shares granted to Messrs. Barrett and Gunn, respectively, after the 1995 Annual Meeting of Shareholders and subject to shareholder approval of an amendment to the Company's 1991 Incentive Stock Option Plan at the next meeting of the Company's shareholders. These options were cancelled in December 1995 (and the proposed amendment was cancelled) in exchange for options covering the same number of shares and exercisable at the same exercise price, but granted independent of the Company's stock option plans and not subject to shareholder approval. The fiscal 1996 numbers include these options to purchase 165,000 and 50,000 Common Shares granted to Messrs. Barrett and Gunn, respectively.

(2)      Mr. Barrett became an employee of the Company on June 1, 1994.

(3) Mr. Barrett received a signing bonus pursuant to his employment agreement. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements -- Bruce J. Barrett".

(4) Includes 100,000 options granted to Mr. Gunn that replaced options with higher exercise prices previously granted to him.

  Option Grants Table

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended November 30, 1996 to each of the executive officers of the Company named in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 Individual Grants
-----------------------------------------------------------------------------------
                                                                                             Potential
                                              % of                                      Realizable Value at
                                             Total                                         Assumed Annual
                            Number of       Options                                     Rates of Stock Price
                            Securities     Granted to                                       Appreciation
                            Underlying     Employees       Exercise                       for Option Term
                             Options       in Fiscal        Price        Expiration  --------------------------
        Name               Granted (#)        Year          ($/Sh)          Date       5% ($)        10% ($)
        ----               -----------     ----------    -----------    -----------  -----------  -------------
Bruce J. Barrett  . . .     165,000  (1)      11.7           $1.3125     3/13/05        123,100      305,132
                            267,000  (2)      18.9           $0.5625     1/05/06         94,452      239,360

Raymond W. Gunn . . . .      50,000  (1)       3.5           $1.3125     3/13/05         37,303       92,464
                            141,000  (2)       3.4           $0.5625     3/13/05         49,879      126,404

__________________________
(1) In light of the lack of 1995 bonuses, increases in 1996 salaries and a 1996 bonus plan, and to facilitate the retention of the Company's employees and to align their interests with the interests of the Company's shareholders, in December 1995, in exchange for the cancellation of certain outstanding stock options, which were granted subject to shareholder approval, the Company granted stock options to purchase an aggregate of 689,000 Common Shares (most of which were granted independent of the Company's stock option plans and none of which was granted subject to shareholder approval) to each then current employee of the Company and two advisors to the Company, including options to purchase 165,000 and 50,000 Common Shares granted to Messrs Barrett and Gunn, respectively. Except for the options granted to officers, the new options cover the same number of shares and are subject to substantially the same terms and conditions as the options previously granted to such persons under the 1991 Incentive Stock Option Plan (the "Plan"), except that (i) the exercise price of the new options is the fair market value of the Company's Common Shares as of the date of grant ($0.50 a share), (ii) the new options become exercisable in one-fourth cumulative annual increments beginning December 22, 1996 and expire December 22, 2005, and (iii) the new options are not subject to shareholder approval. The new options granted to officers are the same as those granted to other persons, except that (i) the exercise price of the new options granted to officers is the same as the exercise price of their cancelled options ($1.3125 a share), and (ii) the new options granted to the officers become exercisable at the same times as the cancelled options: one-fourth cumulative annual increments beginning March 13, 1996, expiring March 13, 2005. Each option also becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company.

(2) Options to purchase 267,000 and 141,000 Common Shares were granted to Messrs. Barrett and Gunn, respectively, in fiscal 1996 independent of the Company's stock option plans, exercisable at the then current fair market value of the underlying common shares. Each of the options set forth in the table is exercisable 50% on June 5, 1996 (the date the Company received FDA 510(k) clearance) and 25% on June 5, 1997 and 1998, respectively. Each option became 100% exercisable immediately 10 days before or upon specified changes in control of the Company.

(3) With respect to each of the options described above, the portion of such option which is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause. If upon exercise of these options the Company must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to the Company or the number of Common Shares delivered by the Company to the optionee will be appropriately reduced to reimburse the Company for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have such shares withheld or to tender Common Shares the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.


         The following table sets forth information concerning each exercise of stock options during the fiscal year ended November 30, 1996 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of November 30, 1996:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                 NUMBER OF
                                                                SECURITIES              VALUE OF
                                                                UNDERLYING             UNEXERCISED
                                                                UNEXERCISED           IN-THE-MONEY
                                                                OPTIONS AT             OPTIONS AT
                           SHARES                               FY-END (#)             FY-END ($)
                        ACQUIRED ON          VALUE             EXERCISABLE/           EXERCISABLE/
NAME                    EXERCISE (#)      REALIZED ($)         UNEXERCISABLE          UNEXERCISABLE
----                    ------------      ------------         -------------          -------------
Bruce J. Barrett  . . .    -0-              -0-                574,750/257,250        207,938/100,125
Raymond W. Gunn . . . .    -0-              -0-                308,000/108,000          67,719/52,875

  Compensation of Directors and Advisory Board Members

         The Company's directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person, $250 for each telephonic Board meeting attended, and $250 for each Board committee meeting attended on a date other than the date of a Board meeting. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings.

         On January 14, 1993, the Board of Directors adopted the Somanetics Corporation 1993 Director Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the grant of options to purchase 15,000 shares every three years beginning June 30, 1993 and ending June 30, 2002 (including June 30, 1996) to each director who is not an officer or employee of the Company. The exercise price of the options is the fair market value of the Common Shares on the date of grant. Options vest in one-third annual increments beginning on the date of grant and expire ten years after the date of grant. In addition, each director who is not an officer or employee of the Company and who first becomes a director of the Company after the date the Directors Plan was adopted is automatically granted an option to purchase a pro-rata portion of 15,000 Common Shares vesting over the period remaining until the next regular grant of options under the Directors Plan.

         Options to purchase 15,000 Common Shares exercisable at $2.63 per share were granted pursuant to the Directors Plan to each of Messrs. Wallace and Follis, Dr. Ausman and Gary D. Lewis, a former director of the Company, as of June 30, 1996. Options to purchase 10,000 Common Shares expired upon Mr. Lewis's resignation as a director effective November 4, 1996. In addition, effective May 21, 1996, each of Messrs. Wallace and Follis and Dr. Ausman was granted a ten-year option to purchase 15,000 Common Shares exercisable at $1.91 a share. Each of the options is exercisable 50% on June 5, 1996 (the date the Company received FDA 510(k) clearance) and 25% on June 5, 1997 and 1998, respectively. Each option becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company. In addition, effective December 22, 1995, Dr. Ausman was granted a ten-year option independent of the Company's stock option plans to purchase 20,000 Common Shares exercisable at $0.50 a share. The option is exercisable in one-fourth cumulative annual installments beginning December 22, 1996. The option becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company.

         Advisory Board members are not presently compensated by the Company for their services as Advisory Board members. The Company pays Advisory Board members their reasonable expenses for attending Advisory Board meetings. No such expenses were incurred for the fiscal year ended November 30, 1996.

         For a description of the Company's distribution agreement with Mr. Follis, see "Compensation Committee Interlocks and Insider Participation". For a description of the Company's consulting agreement with Mr. Lewis, see "Certain Transactions".

  Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         Bruce J. Barrett. As of May 13, 1994, the Company entered into an employment agreement with Bruce J. Barrett, pursuant to which he is employed as President and Chief Executive Officer (or in such other position as the Board of Directors determines) for three years ending May 31, 1997. Mr. Barrett's annual salary is $195,000, until increased by the Board of Directors, and he received a one-time signing bonus equal to $24,375 upon execution of the agreement. Mr. Barrett is also entitled to participate in any bonus plan established by the

Compensation Committee of the Board of Directors. There was no bonus plan in fiscal 1996, but one has been adopted for fiscal 1997. Mr. Barrett is entitled to various fringe benefits under the agreement, including 12 months of compensation and six months of benefits if his employment under the agreement is terminated without cause or if the agreement expires without being renewed. Mr. Barrett has agreed not to compete with the Company during specified periods following the termination of his employment.

         Raymond W. Gunn. Effective as of December 1, 1992, the Company and Mr. Gunn amended and restated Mr. Gunn's employment agreement, and as of December 22, 1995 and November 18, 1996, the Company and Mr. Gunn extended the agreement for an additional year and updated Mr. Gunn's title. Pursuant to the revised agreement, Mr. Gunn is to be employed as Executive Vice President and Chief Financial Officer, Treasurer and Secretary of the Company (or in such other position as the Board of Directors determines) for five years ending November 30, 1997. Mr. Gunn's annual salary under the agreement is $90,000, until increased by the Board of Directors. The Board of Directors increased such salary to $105,000 effective July 16, 1995 and to $110,250 effective December 1, 1996. Mr. Gunn is entitled to a bonus determined at the discretion of the Company's Board of Directors. Mr. Gunn is entitled to various fringe benefits under the agreement, including disability insurance, a leased automobile, and twelve months severance benefits if his employment under the agreement is terminated without cause or if the agreement expires without being renewed. The agreement also provides that Mr. Gunn will not compete against the Company during specified periods following the termination of his employment.

         Stock Option Terms. All options granted under the Company's stock option plans through January 27, 1997, that are not already 100% exercisable immediately, including options granted to Messrs. Barrett and Gunn, become 100% exercisable immediately ten days before or upon specified changes in control of the Company.

  Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended November 30, 1996, Daniel S. Follis and
H. Raymond Wallace served as the members of the Company's Compensation Committee. None of the members of the Company's Compensation Committee was, during the fiscal year ended November 30, 1996, an officer or employee of the Company, or a former officer of the Company, except that Mr. Wallace became the Company's non-salaried Chairman of the Board on January 27, 1995 and became a non-officer Chairman of the Board effective April 6, 1995. Mr. Follis has the relationships with the Company described below:

         Exchange Warrants and Class M Warrants. On September 1, 1990, in connection with the renewal of notes payable to shareholders of the Company, the Company issued Exchange Warrants to purchase an aggregate of 45,000 Common Shares at $2.00 a share, including Exchange Warrants to purchase 2,161 Common Shares issued to a corporation affiliated with Daniel S. Follis, a director and shareholder of the Company. In September through December 1990, the Company also issued Class M Warrants, warrants to purchase 628,346 Common Shares

(after adjustment as a result of the Company's initial public offering) at $1.00 a share, including Class M Warrants to purchase 7,150 Common Shares at $0.95 a share (after adjustment as a result of the Company's initial public offering and as a result of the Regulation S offering in fiscal 1994) issued to Daniel S. Follis, a director and a shareholder of the Company. Mr. Follis exercised his Class M Warrants on September 26, 1996. The Company has registered for resale the Common Shares issuable upon exercise of the Class M Warrants and intends to update the registration statement, but Mr. Follis has not yet sold his Common Shares.

         Distributorship Agreement. The Company has entered into a distributorship agreement with Somatek, Inc., an entity 50% owned by Daniel S. Follis, a director and shareholder of the Company. The distributorship covers the territory of Michigan. The agreement was approved by the Company's disinterested directors and was made in the ordinary course of business on the Company's standard form of distributorship agreement. Transactions pursuant to the distributorship agreement are on substantially the same terms, including the purchase price of the Company's products covered by such agreement, as those prevailing at the time for comparable agreements and transactions with other distributors. The disinterested directors determined at the time they approved the original agreement, that it involves normal risks to the Company, that it does not have other unfavorable features, that it is on terms at least as favorable to the Company as could be obtained from independent third-party distributors, and that having a distributor on the Board of Directors could provide valuable first-hand insights into the operation and effectiveness of the Company's marketing and distribution programs.

         During fiscal 1996, the Company has entered into new distribution agreements with its United States distributors on different terms and conditions, including different prices. The Company wrote off $67,690 of its receivables from Somatek, Inc. in exchange for the return of 15 INVOS 3100 Cerebral Oximeters and 108 SomaSensors from Somatek, Inc. and its customers.
In addition, the Company intends to sell (rather than exchange) INVOS 3100A Cerebral Oximeters to United States distributors and customers who had not paid for the INVOS 3100 Cerebral Oximeters they returned to the Company (including Somatek, Inc.). During the fiscal year ended November 30, 1996, the Company had no sales to Somatek, Inc. pursuant to its distributor agreement. As of November 30, 1996 and January 27, 1997, Somatek, Inc. had no outstanding indebtedness to the Company.

SCIENTIFIC ADVISORS

         In September 1985, the Company established an Advisory Board for the purpose of providing the President of the Company with information and advice on the application of its technology. The members of the Advisory Board may also be asked to review and evaluate the Company's research programs, to advise the Company with respect to technical matters in fields in which the Company is involved, and to recommend personnel to the Company. The Advisory Board meets at such times as is determined necessary by the President of the Company. It has met infrequently over the years with the most recent meetings occurring in December 1990 and August 1992. The Company has used its Advisory Board members primarily for individual consultation in their areas of expertise. The Company intends to use its Advisory Board in the future to assist it in identifying and evaluating potential additional applications of the Company's INVOS technology. Members of the Advisory Board are appointed by, and serve at the discretion of, the Company's President. The Advisory Board currently has seven members, James I. Ausman, M.D., Ph.D. (Chairman), Gregory Crosby, M.D., Robert R. Di Loreto, M.D., Manuel Dujovny, M.D., George A. Kling, M.D., Donald S. Prough, M.D., and Hugh F. Stoddart.

         For a description of the principal occupation and employment of James
I. Ausman, M.D., Ph.D., see "Election of Director -- Biographical Information."

         Gregory Crosby, M.D. is presently the Evan & Marion Helfaer Professor and Chairman of the Department of Anesthesiology at the University of Wisconsin Medical School, Madison, Wisconsin. He moved to Wisconsin in 1996 after a 15-year affiliation with Harvard Medical School and Massachusetts General Hospital, Boston, Massachusetts. Dr. Crosby is a neuroanesthesiologist who serves as an examiner on the American Board of Anesthesiology, on the American Society of Anesthesiologists subcommittee on Clinical Neurosciences, as Associate Editor of Anesthesiology, as Section Editor for Neuroanesthesia of the Journal of Clinical Anesthesia, and as a member of the editorial board for the Journal of Neurosurgical Anesthesiology. Dr. Crosby also lectures widely and is an active investigator whose work has been consistently funded by the National Institute of Health.

         Robert R. Di Loreto, M.D. has held senior staff appointments in the Department of Surgery, Urology Section, and the Department of Pediatrics, Pediatric Urology Section, at St. John Hospital and Medical Center in Detroit since 1980. In addition, he has been the Medical Director of Michigan Mobile Lithotripsy Inc. since 1988, and has served on the adjunct teaching staff, Department of Urology, at Henry Ford Hospital in Detroit since 1980. Dr. Di Loreto also has sat as a panel member, Center for Device Evaluation, Division of Gastroenterology and Urology, U.S. Food and Drug Administration in Washington, D.C. since 1990.

         Manuel Dujovny, M.D. has been the Professor and Associate Head of the Department of Neurosurgery, College of Medicine and Neuropsychiatric Institute, University of Illinois Hospital at Chicago, since August 1991. He also is the Director of Imaging Guided Stereotactic Surgery and Radiosurgery at the University Hospital. Previously he served as Director of Neurosurgical Research at the Henry Ford Neurological Institute (formerly the Department of Neurological Surgery) in Detroit from 1981 until August 1991. From 1984 until 1991 he also served as the Director of the Brain and Spinal Cord Tumor Center at Henry Ford Hospital in Detroit. He serves on numerous FDA working groups examining materials and products, and on the American Society of Testing Materials (ASTM) committee for neurological surgery. Dr. Dujovny has also written numerous articles on cerebral ischemia-related difficulties.

         George A. Kling, M.D. has been Chairman and Professor of the Department of Radiology at Wayne State University School of Medicine in Detroit since July 1984, and Chief of the Department of Radiology, Harper-Grace Hospitals in Detroit since July 1976. Dr. Kling has served Wayne State University and Harper-Grace Hospitals, and the radiological community, in a number of important capacities since 1962, including American Roentgen Ray Society

Councilor to the American College of Radiology and committee appointments to the Michigan State Medical Society and the Wayne County Medical Society.

         Donald S. Prough, M.D. has been Professor and Chairman of the Department of Anesthesiology at The University of Texas Medical Branch in Galveston since February 1992. Before that he was Professor of Anesthesia and Neurology; Head, Section on Critical Care; and Medical Director, Cerebral Blood Flow Laboratory, at The Bowman Gray School of Medicine, of Wake Forest University, Winston-Salem, North Carolina, since 1980. He also is editor of the Neurosurgical Anesthesia Section of Anesthesia and Analgesia and a member of the editorial board of Critical Care Medicine. Dr. Prough has spoken frequently about brain monitoring at national meetings of anesthesiologists and physicians specializing in intensive care.

         Hugh F. Stoddart is a consultant to business in the fields of science and technology. For forty years he has invented and developed products for medicine and industry using diverse technologies such as imaging, image processing, radiation detection, optics, x-rays, spectroscopy, lasers, computers and electronics. Examples include the first commercial brain scanner based on positron emission (with Massachusetts General Hospital), the Harvard scanner for high resolution imaging of brain function and systems for non-invasive infrared spectroscopy of the human body. He is presently Principle Investigator on two R&D projects, funded by the National Institute of Health and the United States Army, involving medical applications of in vivo near-infrared spectroscopy. He has participated as president, vice-president, director, or product manager in a number of medical device and high-technology companies, including the Atomic Instrument Company, Baird, Atomium, Perkin-Elmer, Bedford Engineering, Cleon, Union Carbide Imaging Systems, Strichman Medical, and NeuroPhysics, where he is currently Chairman and Senior Scientist. He served as President and Chief Executive Officer of Strichman Medical Equipment Inc. from 1988 to 1993, and Vice President and Director of Union Carbide Imaging Systems from 1976 to 1980. Strichman Medical is a manufacturer of computer workstations for nuclear medicine and scanners for producing images of the functioning of the human brain. Union Carbide Imaging Systems is a developer and manufacturer of nuclear medical imaging equipment.

         Under a consulting agreement dated February 28, 1983, Mr. Stoddart has agreed to provide consulting services to the Company for a term ending February 28, 1998, which term is automatically renewed each year unless terminated by either party by at least 30 days notice prior to the renewal of the agreement. Pursuant to this agreement, the Company has entered into a Consulting Order with NeuroPhysics Corporation, a research and development company owned by Mr. Stoddart and his son, pursuant to which the Company is supporting NeuroPhysics' research into the feasibility and development of prototypes of four new products. In exchange, NeuroPhysics has granted the Company certain rights in the new products, subject to the rights of the United States Federal government, which is also funding the research, in the new products and a royalty in favor of NeuroPhysics. The potential new products are noninvasive, in vivo, near-infrared spectroscopy devices that monitor liver oxygenation for assessing and controlling hemorrhagic shock, locate and assess subdural hematomas in head trauma patients, monitor certain blood gases and monitor fetal cerebral blood oxygenation during labor and delivery. There can be no assurance that the Company will be able to successfully apply the INVOS technology or related technologies in the development of commercially viable products or that competitors will not develop and market similar products before the Company does.

         During fiscal 1996, the Company paid approximately $81,050 in fees and expenses to Mr. Stoddart and Neurophysics under this agreement. In addition, effective December 22, 1995, the Company granted Mr. Stoddart ten-year options to purchase 20,000 Common Shares at $.50 a share, replacing options previously granted to him for the same number of shares at higher exercise prices. Also, effective November 18, 1996, the Company granted Mr. Stoddart's son, also a consultant to the Company, ten-year options to purchase 15,000 Common Shares at $1.4375 a share.

         The Advisory Board members are employed by and/or have consulting agreements with entities other than the Company, and they are expected to devote only a small portion of their time to the Company. They are not expected to actively participate in the Company's activities or in the development of the Company's technology. Certain of the institutions with which the Advisory Board members are affiliated may have regulations or policies which limit the ability of such personnel to act as part-time consultants or in other capacities for a commercial enterprise. Regulations or policies currently in effect or adopted in the future might limit the ability of the Advisory Board members to consult with the Company. The loss of the services of certain of the Advisory Board members could adversely affect the Company, in the event that the Company is pursuing research or development in areas relating to such member's expertise and the Company is unsuccessful in finding a substitute Advisory Board member who has expertise in a similar area, and is able to advise the Company with respect to Company programs, to a similar degree.

         In addition, the institutions with which the Advisory Board members are affiliated may make available the research services of their scientific and other skilled personnel, including the Advisory Board members, to entities other than the Company pursuant to sponsored research agreements with others. Under such sponsored research agreements, such institutions may be obligated to assign or license patents and other proprietary information which may result from research sponsored by an entity other than the Company, including research performed by an Advisory Board member for a competitor of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 1996, or written representations that no Forms 5 were required, the

Company believes that during the fiscal year ended November 30, 1996 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that (i) one report covering one transaction was filed late by Bruce J. Barrett, the Company's President and Chief Executive Officer and a director, (ii) one report covering one transaction was filed late by Raymond W. Gunn, the Company's Executive Vice President, Chief Financial Officer, Secretary and Treasurer,
(iii) one report covering one transaction was filed late by Larry Layman II, the Company's former Vice President, Sales and Marketing, (iv) one report covering one transaction was filed late by Daniel S. Follis, a director of the Company, (v) one report covering one transaction was filed late by H. Raymond Wallace, a director of the Company, and (vi) two reports covering an aggregate of two transactions were filed late by James I. Ausman, M.D., Ph.D., a director of the Company.

CERTAIN TRANSACTIONS

  Transactions with Directors

         See "Executive Compensation -- Compensation Committee Interlocks and Insider Participation" for a description of (i) Exchange Warrants and Class M Warrants issued to Mr. Follis, and (ii) a distributorship agreement between the Company and Mr. Follis.

         Agreement and Release. Pursuant to an Agreement and Release, dated and effective as of February 1, 1995, between the Company and Gary D. Lewis, a director of the Company until November 4, 1996 and the Company's former Chairman of the Board (until January 27, 1995), President and Chief Executive Officer (until May 31, 1994), (i) Mr. Lewis voluntarily resigned from all of his positions with the Company, except as a director of the Company, and his employment agreement terminated without any obligations of either party, (ii) Mr. Lewis agreed to provide consulting services to the Company through January 31, 1997, (iii) for Mr. Lewis' consulting services, confidentiality, non-compete and non-solicitation agreements and release of the Company, the Company agreed to provide Mr. Lewis with (A) $150,000 a year for two years, (B) the same health, medical and dental benefits as are provided to the Company's executive officers from time to time for two years, (C) a facsimile machine, computer equipment and office furniture, and (D) $2,500 for his legal fees; the Company will also reimburse Mr. Lewis' business-related expenses, (iv) the Company and Mr. Lewis amended and restated the Company's note receivable from Mr. Lewis (see "Mortgage Loan"), (v) Mr. Lewis agreed to confidentiality, non-compete and non-solicitation provisions for periods specified in the agreement, and (vi) each party released the other from all claims through the date of the agreement.

         Mortgage Loan. On February 1, 1993, the Company made a $200,000 loan to Gary D. Lewis, the Company's former Chairman of the Board, President and Chief Executive Officer and a former director of the Company, secured by a second mortgage on the home Mr. Lewis purchased at that time. The principal and all accrued interest were originally due on January 31, 1998 (five years after the date of the loan). The loan bore interest at 8% a year. In July 1994, Mr. Lewis agreed to make regular periodic reductions in the outstanding principal balance of the note, with the entire amount to be paid back to the Company within one year. Mr. Lewis paid the Company $25,000 toward the outstanding principal balance on November 30, 1994.

         Pursuant to the Agreement and Release between Mr. Lewis and the Company (see "Agreement and Release"), the Company and Mr. Lewis amended and restated the promissory note evidencing the loan. As amended, Mr. Lewis' promissory note provided for the repayment of the $175,000 balance of his loan from the Company on January 31, 1998, with interest at an annual rate equal to the Company's bank's prime rate plus .75%. The note continued to be secured by a second mortgage on Mr. Lewis' home and was also secured by 175,000 of Mr. Lewis' options to purchase the Company's stock and the underlying securities.

         Effective November 4, 1996, Gary D. Lewis resigned as a director of the Company. The size of the Board was reduced to four members, and Bruce J. Barrett was changed from a Class II director to a Class III director to make the number of directors in each class as nearly equal as possible. Mr. Barrett will now serve until the 1998 Annual Meeting of Shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. On November 6, 1996, Gary D. Lewis paid the Company $175,000 in full satisfaction of all of his obligations under the loan made by the Company to him on February 1, 1993, and the Company discharged the second mortgage and released the security interests securing the loan. The largest principal amount of the loan outstanding during fiscal 1996 was $175,000 (not including approximately $29,750 of accrued interest), and as of January 27, 1997 the loan was fully repaid.

                II.  APPROVAL OF ONE-FOR-TEN REVERSE STOCK SPLIT

GENERAL

         The Board of Directors has determined that it would be advisable to amend and restate the Company's Restated Articles of Incorporation to (i) effect a one-for-ten reverse split of the Company's issued and outstanding Common Shares while keeping 6,000,000 authorized Common Shares, at a par value of $0.01, and 1,000,000 authorized Preferred Shares, at a par value of $0.01 (the "Reverse Split"), (ii) provide for the payment of cash in lieu of fractional shares otherwise issuable, and (iii) eliminate provisions in the Restated Articles of Incorporation relating to the Convertible Preferred Shares redeemed February 28, 1996.

         Subject to shareholder approval, the Board of Directors has approved an amendment and restatement of the Company's Restated Articles of Incorporation which would (i) add a new paragraph to Article III of the Restated Articles of Incorporation that would result in one post-split Common Share ("Post-Split Common Share") being issued in exchange for every ten Common Shares issued and outstanding on the effective date of the Reverse Split ("Pre-Split Common Shares"), and (ii) delete the provisions in Article III of the Restated Articles of Incorporation relating to the Convertible Preferred Shares, all substantially as set forth in the form of Restated Articles of Incorporation attached as Exhibit A (collectively, the "Amendment"). The Reverse Split will not affect the par value of the authorized Common Shares, and the number of authorized Common Shares will be 6,000,000 Common Shares, $0.01 par value per share. The

Reverse Split will not affect the number or par value of the authorized Preferred Shares, which will remain at 1,000,000 Preferred Shares, $0.01 par value per share.

         The Reverse Split will become effective upon the filing with the Michigan Department of Consumer and Industry Services, Corporation, Securities and Land Development Bureau of Restated Articles of Incorporation, which state that, at the close of business on the date of filing of the Restated Articles of Incorporation, each Common Share then issued and outstanding would automatically, without any action on the part of the holders of such Common Shares, become and be converted into one-tenth of a Common Share, subject to adjustment to eliminate fractional shares. If the Amendment is approved and management determines to proceed with the Reverse Split (see "Reservation of Rights"), management will use its discretion to determine when to file the Amendment. Management currently expects such amendment to be filed sometime before the Company raises significant additional capital, so that the Company will have sufficient authorized, but unissued, common shares to raise such additional capital. See "Purposes of the Reverse Split."

PRINCIPAL EFFECTS OF REVERSE SPLIT

         Based upon the 22,853,514 Common Shares outstanding as of January 27, 1997, the Reverse Split would decrease the outstanding Common Shares by approximately 90%, and, once effective, the Reverse Split would result in approximately 2,285,351 Post-Split Common Shares outstanding, subject to adjustment as a result of the elimination of fractional shares. Similarly, the aggregate number of Common Shares reserved for issuance upon exercise of warrants and options would decrease from approximately 5,270,582 Common Shares to approximately 527,058 Common Shares (822,058 if the 1997 Stock Option Plan described in Part III of this Proxy Statement is approved), subject to adjustment as a result of the elimination of fractional shares.

         Each outstanding option or warrant will automatically become an option or warrant, as the case may be, to purchase 10% of the number of shares subject to the option or warrant immediately prior to the Reverse Split at an exercise price which is ten times the exercise price of the option or warrant immediately prior to the Reverse Split, subject to adjustment as a result of the elimination of fractional shares. In addition, the shares available for issuance under the Company's 1991 Incentive Stock Option Plan and 1993 Director Stock Option Plan will be reduced by approximately 90% to reflect the Reverse Split, subject to adjustments required to eliminate fractional shares, and the other relevant terms and provisions of the Company's stock option plans will be appropriately adjusted to reflect the Reverse Split. The Company will obtain a new CUSIP number for the Common Shares effective at the time of the Reverse Split. Following the effectiveness of the Reverse Split, the Company will provide each record holder of Common Shares information to enable such holder to obtain new shares and certificates.

         The Reverse Split will not affect the par value of the authorized Common Shares, and the number of authorized Common Shares will be 6,000,000 Common Shares, $0.01 par value per share. The Reverse Split will not affect the number or par value of the authorized Preferred Shares, which will remain at 1,000,000 Preferred Shares, $0.01 par value per share. As a result, if the Amendment is approved, the decrease in the number of shares outstanding and reserved for issuance pursuant to the exercise of options and warrants will result in an increase in the number of shares available for issuance. The terms of the Post-Split Common Shares will be the same as the terms of the Pre-Split Common Shares, and subject to the provisions for the elimination of fractional shares, as described below, consummation of the Reverse Split will not result in a change in the relative equity interest in the Company or the voting power or other rights, preferences or privileges of the holders of Common Shares.

         The following table illustrates the principal effects of the proposed reverse stock split discussed in the preceding paragraphs:

            Number of                        Before Reverse Split                   After Reverse Split
          Common Shares                        And The Amendment                     And The Amendment
          --------------                       -----------------                     -----------------
      Authorized                                    30,000,000                             6,000,000
      Outstanding                                   22,853,514                             2,285,351
      Subject to Outstanding
        Options and Warrants                         5,132,243                               513,224
      Reserved for Issuance in
        Connection with Future
        Grants Under Option Plans                      138,339                                13,834
        (Total if the 1997 Stock
        Option Plan is approved)                           N/A                               308,834
      Available for Future Issuance
        by Action of the Board (after
        giving effect to the above
        reservations)                                1,875,904                            3,187,591*

__________________________________
*2,892,591 if the 1997 Stock Option Plan (described in Part III of this Proxy Statement) is approved.

         Assuming the Reverse Split is approved and management determines to proceed with the Reverse Split (see "Reservation of Rights"), the Company will file Restated Articles of Incorporation, in the form set forth in Exhibit A, with the Michigan Department of Consumer and Industry Services, Corporation, Securities and Land Development Bureau effecting the Reverse Split on a date determined by management in its discretion. Management currently expects such amendment to be filed sometime before the Company raises significant additional capital, so that the Company will have sufficient authorized, but unissued, common shares to raise such additional capital. See "Purposes of the Reverse Split." The Reverse Split would become effective as of the close of business on the date of such filing (the "Effective Date").

PURPOSES OF THE REVERSE SPLIT

         The Reverse Split would decrease the number of Common Shares outstanding and presumably increase the per share market price for the Post-Split Common Shares. The Company's Board of Directors believes that the relatively low market price per share of the Company's Common Shares may impair the marketability of the Common Shares to institutional investors and members of the investing public. In theory, the number of shares outstanding should not, alone, affect the marketability of the Common Shares, the type of investor who acquires them, or the Company's reputation in the financial community. In practice, however, this is often not the case, because many investors look upon low-priced shares as speculative in nature, and as a matter of policy, avoid investment in such stocks. These factors may not only affect the liquidity of the Common Shares, but may also impair the Company's ability to raise additional capital through the sale of equity securities.

         The Board also recognizes that many leading brokerage firms are reluctant to recommend lower-priced securities to their clients. In addition, a variety of brokerage house policies and practices currently tends to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices relate to the payment of brokers' commissions and time-consuming procedures that make the handling of lower priced stocks economically unattractive to brokers. The structure of brokerage commissions tends to adversely impact holders of lower-priced stocks because brokerage commissions on a sale of a lower-priced stock generally represent a higher percentage of the sales price than the commissions on higher-priced stocks. In addition, stocks that trade for less than $5.00 are subject to restrictions relating to the stock's marginability and to additional requirements for brokers who recommend such stocks to their clients, and such restrictions tend to adversely impact the stock's marketability and, consequently the stock's price.

         The Company is currently listed on The Nasdaq SmallCap Market ("SmallCap Market"); however, there is no assurance that the Company will continue to meet the maintenance standards for continued listing on The Nasdaq SmallCap Market, particularly if proposed Nasdaq rule changes take effect. Under The Nasdaq SmallCap Market's listing criteria, listed companies which have low stock prices for a sustained period risk de-listing by The Nasdaq SmallCap Market. If the Company is unable to satisfy the SmallCap Market's requirements for continued listing, including, among other things, an adequately high trading price, trading of the Common Shares would thereafter be conducted in the over-the-counter market in the so-called "pink sheets" or Nasdaq's OTC Bulletin Board. Consequently, the liquidity of the Company's Common Shares could be impaired, through delays in the timing of transactions, reduction in the news media's coverage of the Company, lack of investment analyst interest in covering the Company, and lower prices for the Company's Common Shares than might otherwise be obtained.

         The Board of Directors hopes that the decrease in the number of Common Shares outstanding resulting from the Reverse Split and the anticipated corresponding increased price per share will stimulate interest in the Company's Common Shares, promote greater liquidity for the Company's shareholders and result in a price level for the Post-Split Common Shares that will maintain its Nasdaq SmallCap Market listing. The Board also hopes that the Reverse Split will result in a price level for the Post-Split Common Shares that will mitigate the present reluctance, policies and practices of brokerage firms, and diminish the adverse impact of trading commissions, recommendation restrictions and margin requirements on the potential market for the Company's Common Shares. However, there is no assurance that the Reverse Split will achieve the desired results, that the price per Post-Split Common Share will increase proportionately with the decrease in the number of shares, that the Post-Split Common Shares will trade at a level at which they will be marginable, or that any price increase can be sustained for a prolonged period of time. In addition, it is possible that the liquidity of the Post-Split Common Shares may be adversely affected by the reduced number of shares outstanding if the proposed Reverse Split is effected. In addition, the Reverse Split might leave some shareholders with one or more "odd-lots" of the Company's Common Shares (stock in amounts of less than 100 shares). These shares may be more difficult to sell, or require a greater commission per share to sell, than shares in even multiples of 100.

         The Reverse Split is also being proposed to increase the number of the Company's authorized but unissued Common Shares. As of January 27, 1996, the Company had 30,000,000 Common Shares authorized, 22,853,514 Common Shares issued and outstanding and 5,270,582 Common Shares reserved for issuance pursuant to the exercise of options and warrants outstanding or reserved for grant under Company stock option plans. After the Reverse Split, the Company would have 6,000,000 Common Shares authorized, but would only have approximately 2,285,351 Common Shares issued and outstanding and 527,058 Common Shares reserved for issuance (827,058 if the 1997 Stock Option Plan described in Part III of this Proxy Statement is approved), subject to adjustment as a result of the elimination of fractional shares.

         If the Reverse Split is approved by the shareholders of the Company, the additional 3,187,591 Post-Split Common Shares so authorized (2,892,591 Post-Split Common Shares if the 1997 Stock Option Plan described in Part III of this Proxy Statement is approved) will be available for issuance by the Board of Directors of the Company for raising additional capital, stock options, acquisitions, stock splits, stock dividends or other corporate purposes. There are no arrangements, understandings or plans for the issuance of any such additional shares, other than (i) shares reserved for issuance upon the exercise of stock options and warrants outstanding or authorized for issuance under existing plans or the proposed 1997 Stock Option Plan (see Part III of this Proxy Statement), although there are no current plans for any specific grants, and (ii) the Company's plans to raise additional capital in fiscal 1997 to support its business, as described below. The Company does not expect that it would seek authorization from shareholders for issuance of such additional shares unless required by applicable law or regulation or the rules of the market in which the Company's Common Shares are traded. There are no preemptive rights available to shareholders in connection with the issuance of such shares.

         As of the date of this Proxy Statement, the Company has no commitments to raise additional capital in 1997, but the Company is currently actively seeking to engage an investment banking firm to lead an offering of Company securities. As of the date of this Proxy Statement, the Company has not yet engaged an investment banking firm for that purpose, but it expects to do so before the Annual Meeting. The type and amount of security that might be issued in any such placement have not yet been determined and will be dependent on negotiations with the investment banking firm engaged by the Company, market conditions and management's then current estimate of the proceeds necessary or desired to sustain the Company's operations. There can be no assurance that the Company will be able to engage an investment banking firm on acceptable terms and conditions or that, even if such a firm is engaged, that the Company will be able to raise any capital or capital in amounts it desires, or on terms and conditions acceptable to the Company.

         The Board of Directors believes that the Reverse Split is in the best interest of the Company and its shareholders.

EXCHANGE OF CERTIFICATES AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

         On the Effective Date, each ten Pre-Split Common Shares will automatically be combined and changed into one Post-Split Common Share. No additional action on the part of the Company or any shareholder will be required in order to effect the Reverse Split and beginning on the Effective Date, each certificate representing Pre-Split Common Shares will represent for all purposes one-tenth of that number of Post-Split Common Shares.
Shareholders will be requested to exchange their certificates representing Common Shares held prior to the Reverse Split for new certificates representing Common Shares issued as a result of the Reverse Split. The Company's transfer agent will act as the Company's exchange agent to act for holders of Common Shares in implementing the exchange of their certificates. Shareholders will be furnished the necessary materials and instructions to effect such exchange promptly following the Effective Date. Certificates representing Pre-Split Common Shares subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange. Shareholders should not submit any certificates until requested to do so.

         No scrip or fractional Post-Split Common Shares will be issued to any shareholder in connection with the Reverse Split. Accordingly, all shareholders of record who would otherwise be entitled to receive fractional Post-Split Common Shares, will, upon surrender of their certificates representing Pre-Split Common Shares, receive a cash payment in lieu thereof equal to the fair value of such fractional share. Holders of less than ten Pre-Split Common Shares as a result of the Reverse Split will on the Effective Date no longer be shareholders of the Company. The fair value of the Common Shares will be based on the closing price of the Common Shares on The Nasdaq SmallCap Market on the Effective Date, or, if there are no reported sales on such date, the average of the last reported high bid and low asked prices on such day shall be used.

         The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of fractional interests. Shareholders are encouraged to surrender their certificates for certificates evidencing whole Post-Split Common Shares and to claim the sums, if any, due them for fractional interests, as promptly as possible after the Effective Date.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where the Company is domiciled, and where the funds may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or its transfer agent concerning ownership of such funds within the time permitted in such jurisdictions. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid. The ownership of a fractional interest will not give the holder any voting, dividend, or other rights except to receive payment therefor as described above.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

         The following general description of the federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement, all of which are subject to change and any such change could apply retroactively. This discussion is for general information only and does not purport to deal with all aspects of federal income taxation that may be relevant to holders of Common Shares and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, tax-exempt organizations, banks or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular federal, state, local and foreign tax consequences to them.

         The combination and change of each ten Pre-Split Common Shares into one Post-Split Common Share should be a tax-free transaction, and no gain or loss will be recognized to the Company or its shareholders who do not receive any cash as a result of the Reverse Split. The holding period of the Pre-Split Common Shares will be transferred to the Post-Split Common Shares received in exchange therefor, provided that the shareholder held the Pre-Split Common Shares as a capital asset at the time of the exchange. Shareholders who receive both Post-Split Common Shares and cash will, to the extent of the cash received, recognize gain measured by the excess, if any, of (i) the value of the Post-Split Common Shares plus the amount of cash, over (ii) the tax basis of the Pre-Split Common Shares exchanged therefor; such shareholders will not be entitled to recognize any loss. Depending on the circumstances relating to such a shareholder, any such recognized gain may constitute capital gain or may be treated as ordinary dividend income. The tax basis in the Post-Split Common Shares will equal the tax basis in the Pre- Split Common Shares exchanged therefor, plus the amount of any gain or income recognized by the shareholder, less the amount of any cash received by the shareholder.

         In the case of any shareholder who received only cash in the Reverse Split, the shareholder will recognize gain or loss measured by the difference between (i) the amount of cash received, and (ii) the shareholder's tax basis in his or her Pre-Split Common Shares; such gain or loss will be capital gain or loss (if such shareholder's Pre-Split Common Shares were held as a capital asset). Any capital gain or loss recognized by any shareholder as a result of the Reverse

Split will generally be long-term capital gain or loss to the extent such shareholder's holding period for his or her Pre-Split Common Shares exceeds one year.

         This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all shareholders. Shareholders should consult their own tax advisors to ascertain their individual federal, state, local and foreign tax consequences.

FINANCIAL STATEMENTS

         The Company's Annual Report for the year ended November 30, 1996 includes the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are incorporated by reference in this Proxy Statement. A copy of the Annual Report accompanies this Proxy Statement.

VOTE REQUIRED

         Approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding Common Shares. Abstentions and broker non-votes will not be deemed affirmative votes, and will have the same effect as a negative vote on the proposal. Such votes, however, will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present Proxies received in response to this solicitation will, in the absence of any contrary specification, be voted in favor of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

RESERVATION OF RIGHTS

         The Board of Directors reserves the right to abandon the proposed Amendment and Reverse Split without further action by the shareholders at any time before the filing of the Amendment with the Michigan Department of Consumer and Industry Services, Corporation, Securities and Land Development Bureau notwithstanding authorization of the proposed Amendment and Reverse Split by the shareholders.

III.  PROPOSAL TO APPROVE THE SOMANETICS CORPORATION 1997 STOCK OPTION PLAN

GENERAL

         At the meeting, shareholders will be asked to consider and act upon a proposal to approve the Somanetics Corporation 1997 Stock Option Plan (the "1997 Option Plan"), but adoption of the plan is contingent on approval of the Reverse Split described in Part II of this Proxy Statement, because the Company will not otherwise have sufficient authorized but unissued and unreserved Common Shares to reserve for the 1997 Option Plan. Pursuant to the 1997 Option Plan, 295,000 Post-Split Common Shares, par value $0.01 a share ("Common Shares"), are reserved for issuance pursuant to options to be granted to key employees (including officers), directors, consultants or advisors (the "Participants") of or to the Company or of or to any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests ("Subsidiary") as the Company's Board of Directors or a committee appointed by the Board of Directors shall determine.

         Options granted under the 1997 Option Plan may be "Incentive Stock Options" (options meeting the requirements set forth in the 1997 Option Plan and which are also intended to be and qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder (the "Code")), nonqualified options (options which meet the requirements set forth in the 1997 Option Plan but are not intended to be, or do not qualify as, an incentive stock option within the meaning of Section 422) or both. The 1997 Option Plan contains various provisions to ensure that Incentive Stock Options comply with Section
422. The Board of Directors adopted the 1997 Option Plan on January 15, 1997, subject to shareholder approval.

         The Company's 1983 Stock Option Plan (the "1983 Plan") terminated in 1993, except as to options granted before that date. As of January 27, 1997, options to purchase 93,158 Pre-Split Common Shares (9,315 Post-Split Common Shares) remained outstanding under the 1983 Plan. The Company's 1991 Incentive Stock Option Plan ("1991 Plan") authorizes the issuance of up to 1,150,000 Pre-Split Common Shares (115,000 Post-Split Common Shares), of which options to purchase 47,113 Pre-Split Common Shares (4,711 Post-Split Common Shares) have been exercised, options to purchase 1,099,320 Pre-Split Common Shares (109,932 Post-Split Common Shares) are outstanding, and options to purchase 3,567 Pre-Split Common Shares (357 Post-Split Common Shares) are available for future grants as of January 27, 1997. In addition, as of January 27, 1997, the Company had granted options independent of any of its stock option plans to purchase 1,840,417 Pre-Split Common Shares (184,041 Post-Split Common Shares). The Company's 1993 Director Stock Option Plan (the "Directors Plan") authorizes the issuance of up to 240,000 Pre-Split Common Shares (24,000 Post-Split Common Shares), of which options to purchase 20 Pre-Split Common Shares (2 Post-Split Common Shares) had been exercised, options to purchase 105,208 Pre-Split Common Shares (10,520 Post-Split Common Shares) are outstanding, and options to purchase 134,772 Pre-Split Common Shares (13,478 Post-Split Common Shares) are available for future grants as of January 27, 1997.

         The Company also has the following warrants outstanding: (i) Exchange Warrants to purchase 45,000 Pre-Split Common Shares (4,500 Post-Split Common Shares), (ii) warrants granted to the placement agent in connection with three Regulation S offerings of Common Shares in 1994, 1995 and 1996 to purchase an aggregate of 793,940 Pre-Split Common Shares (79,394 Post-Split Common Shares), and (iii) warrants issued to purchasers in connection with two Regulation S offerings of Common Shares in 1995 and 1996 to purchase an aggregate of 1,155,200 Pre-Split Common Shares (115,520 Post-Split Common Shares) as of January 27, 1996.

  The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve the 1997 Option Plan to allow the Company to continue to grant options to Participants in accordance with the terms of the 1997 Option Plan.

         The purposes of the 1997 Option Plan are to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of key employees, directors, consultants and advisors with the interests of shareholders of the Company and to facilitate attracting and retaining key employees, directors, consultants and advisors of the Company. The 1997 Option Plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's ability to accelerate the exercisability of stock options in connection with a change in control.

         Persons deemed to be affiliates of the Company, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company, must resell securities acquired under the 1997 Option Plan pursuant to a registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

         The Company is the issuer of the securities offered pursuant to the 1997 Option Plan. The Common Shares of the Company issuable upon exercise of stock options under the 1997 Option Plan may be either authorized and unissued or reacquired Common Shares of the Company. The 1997 Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

APPROVAL OF THE 1997 OPTION PLAN

         The approval by a majority of the votes cast by the holders of Common Shares at the meeting and entitled to vote on the action is necessary for shareholder approval of the 1997 Option Plan. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present.
The Board does not intend to place the 1997 Option Plan into effect unless such approval is obtained by January 15, 1998, and such approval is sought in order to exempt the granting of options under the 1997 Option Plan from the provisions of Section 162(m) of the Code and in order to comply with shareholder approval requirements proposed for securities traded on The Nasdaq SmallCap Market.

         A FULL COPY OF THE 1997 OPTION PLAN IS ATTACHED AS EXHIBIT B TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE 1997 OPTION PLAN ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT. CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS PROXY STATEMENT HAVE THE MEANINGS GIVEN THEM IN THE 1997

OPTION PLAN. AS OF THE RECORD DATE, THE CLOSING SALES PRICE OF THE COMPANY'S COMMON SHARES WAS $_.___.

ADMINISTRATION

         The 1997 Option Plan is administered by a committee or entity appointed by the Board of Directors to perform any of the functions and duties of the Committee under the 1997 Option Plan and, with respect to administration of the 1997 Option Plan regarding Participants who are subject to Section 16(a) and (b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), that is a committee meeting the standards of Rule 16b-3 under the Exchange Act, or any similar successor rule, or the Board of Directors as a whole (the "Committee"). Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time. The Committee currently consists of Daniel S. Follis and H. Raymond Wallace.

         Subject to the provisions of the 1997 Option Plan, the Committee is authorized to interpret the 1997 Option Plan, to promulgate, amend and rescind rules and regulations relating to the 1997 Option Plan, and to make all other determinations necessary or advisable for the 1997 Option Plan's administration. Interpretation and construction of any provision of the 1997 Option Plan by the Committee is, unless otherwise determined by the Board of Directors of the Company, final and conclusive. Subject to the provisions of the 1997 Option Plan, the Committee determines, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such option shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's sole discretion, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise ("Discretion"), include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

         Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any stock option granted under the 1997 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         In addition to such other rights of indemnification as they may have, the members of the Committee will be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1997 Option Plan or any option granted under the 1997 Option Plan to the full extent provided for under the Company's Restated Articles of Incorporation or bylaws with respect to indemnification of directors of the Company.

1997 OPTION PLAN PARTICIPANTS

         The selection of persons who are eligible to participate in the 1997 Option Plan and grants and awards to those individuals are determined by the Committee, in its Discretion. The only established criterion to determine eligibility under the 1997 Option Plan is that individuals must be key employees (including officers), directors, consultants or advisors of or to the Company or any Subsidiary, as determined by the Committee in its discretion; provided that Incentive Options may be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by
Section 422 of the Code, or any successor provision.

         Approximately 36 key employees, 3 directors, 6 consultants and 5 advisors are currently eligible to participate in the 1997 Option Plan, all of whom have been granted options under the 1983 Plan, the 1991 Plan, the Directors Plan or independent of any stock option plan. No options have been granted or awarded under the 1997 Option Plan

         Subject to adjustments as described under "Shares Subject to Grant or Award", no Participant may be granted stock options to purchase more than 200,000 Post-Split Common Shares (the equivalent of 2,000,000 Pre-Split Common Shares) in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining with respect to which stock options may be granted at any time under the 1997 Option Plan. There are also certain limitations on the maximum value of Incentive Options which may become first exercisable by any person in any year. Each grant or award under the 1997 Option Plan must be evidenced by a written agreement containing such provisions as may be approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

         The maximum number of Common Shares with respect to which stock options may be granted under the 1997 Option Plan is 295,000 Post-Split Common Shares (the equivalent of 2,950,000 Pre-Split Common Shares), which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the 1997 Option Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1997 Option Plan are again available for option and sale.

         The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the 1997 Option Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year are subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares may be issued pursuant to the 1997 Option Plan, no rights may be granted under the 1997 Option Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

AMENDMENT OR TERMINATION OF THE 1997 OPTION PLAN

         The Board of Directors may terminate or amend the 1997 Option Plan, or amend any stock option agreement under the 1997 Option Plan, at any time; provided that, (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Stock Options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1997 Option Plan without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision may change the option price or alter or impair any stock option previously granted under the 1997 Option Plan, in a manner adverse to a Participant, without the consent of such Participant, all except as described under the caption "Shares Subject to Grant".

         Unless sooner terminated by the Board of Directors, the 1997 Option Plan will terminate on January 15, 2007, which is ten years after its original adoption by the Board of Directors, and no stock options may be granted under the 1997 Option Plan after that date. The termination of the 1997 Option Plan will not affect the validity of any option outstanding on the date of termination.

STOCK OPTIONS

  Grant of Stock Options

         Both Incentive Options and Nonqualified Options may be granted under the 1997 Option Plan. An Incentive Option is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code. Any Incentive Option granted under the 1997 Option Plan must have an exercise price not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a Participant who owns more than 10% of the total combined voting shares of the Company or of any parent or Subsidiary of the Company, the exercise price of such option must not be less than 110% of the fair market value of the shares subject to such option on the date such option is granted. A Nonqualified Option granted under the 1997 Option Plan must have an exercise price of not less than the par value, if any, of the Common Shares.

         At the time of the exercise of any option granted pursuant to the 1997 Option Plan, the Participant must pay the full option price for all shares purchased (a) in cash or, (b) with the consent of the Committee, in its Discretion, (i) in Common Shares, (ii) by a promissory note payable to the order of the Company which is acceptable to the Committee, (iii) by a cash down payment and a promissory note for the unpaid balance, (iv) subject to such conditions as may be established by the Committee, by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option, (v) by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stockbroker's sale of, or loan against, the shares, or (vi) in such other manner as the Committee determines is appropriate, in its Discretion. The aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are first exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations ) cannot exceed $100,000.

  Term of Stock Options

         If not sooner terminated, each stock option granted under the 1997 Option Plan will expire not more than ten years from the date of grant; provided that, with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option must expire not more than five years after the date of the grant.

  Continuation of Employment

         Options granted under the 1997 Option Plan may be exercised only while the Participant is an employee, director, consultant or advisor of or to the Company or a Subsidiary, except as described under "Extraordinary Transactions" and except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to the 1997 Option Plan), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

         Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under the 1997 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         The Committee may require, in its Discretion, that any Participant under the 1997 Option Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or here position as an employee, director, consultant or advisor of the Company or a Subsidiary of the Company for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee. Nothing contained in the 1997 Option Plan or in any option granted pursuant to the 1997 Option Plan, nor any action taken by the Committee under the 1997 Option Plan confers upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or any Subsidiary or interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

  Sequential Exercise

         Successive stock options may be granted to the same Participant whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the 1997 Option Plan, if then exercisable, notwithstanding that options granted to such Participant before the option then being exercised remain unexercised.

  Transferability of Options

         Except as otherwise described below, to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (i) no option granted under the 1997 Option Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution or, with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or

Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (ii) each option is exercisable, during the lifetime of the Participant, only by the Participant.

         The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members,
(iii) a partnership in which such Immediate Family Members are the only partners, or (iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the 1997 Option Plan, and (z) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the 1997 Option Plan.

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for some purposes under the 1997 Option Plan (generally relating to exercise of the option) the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment, described above under the caption "Continuation of Employment", continue to be applied with respect to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption "Continuation of Employment". The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption "Federal Income Taxes -- Withholding Payments". The Company has no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

  Shareholder Rights

         No Participant in the 1997 Option Plan has any of the rights of a shareholder of the Company under any option granted under the 1997 Option Plan until the actual issuance of shares to the Participant, and before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption "Shares Subject to Grant".

EXTRAORDINARY TRANSACTIONS

         If the Company engages in specified consolidations, mergers, transfers of substantially all of its properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of Common Shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, the Common Shares (each a "Transaction"), then each

Participant holding a stock option granted under the 1997 Option Plan upon the exercise of such option after consummation of a Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the Participant would have received upon consummation of the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

         In addition, in connection with a Transaction, the Committee, acting in its Discretion without the consent of any Participant and regardless of any other provision of the 1997 Option Plan, may (i) permit stock options outstanding under the 1997 Option Plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of Participants under such options would terminate, (ii) permit stock options outstanding under the 1997 Option Plan to be exercised in full for their then remaining terms, or (iii) require all stock options outstanding under the 1997 Option Plan to be surrendered to the Company for cancellation and payment to each Participant in cash of the excess of the fair market value of the underlying Common Shares as of the date such Transaction is effective over the exercise price, less any applicable withholding taxes. The 1997 Option Plan provides, however, that the Committee may not select an alternative for a Participant that would result in his or her liability under Section 16(b) of the Exchange Act, without the Participant's consent. If all of the alternatives have such a result, the Committee will take such action to put such Participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by such Participant under Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of each Participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

         The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  Incentive Options

         Incentive Options granted pursuant to the 1997 Option Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such Participant and within two years from grant of the option, such Participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Options or the transfer of shares upon their exercise.

         If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

  Nonqualified Options

         A Participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares.

  Withholding Payments

         If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company or such Subsidiary, or the amount of Common Shares delivered by the Company to the Participant will be appropriately reduced, to reimburse the Company or such Subsidiary for such payment.

         The Company or any of its Subsidiaries will have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  Limitation on Compensation Deduction

         Publicly-held corporations are precluded from deducting compensation paid to certain of their executive officers in excess of $1 million. The employees covered by the $1 million limitation on deductibility of compensation include the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Compensation attributable to stock options generally are included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

         However, there is an exception to the $1 million deduction limitation for compensation (including compensation attributable to stock options) paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option is deemed to satisfy the qualified performance-based compensation exception if (i) the grant is made by a compensation committee comprised of outside directors, (ii) the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee, (iii) under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant (e.g., the option is granted at fair market value as of the date of the grant), and (iv) the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to, and subsequently approved by, shareholders.

         If the amount of compensation a covered employee will receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (e.g., an option is granted with an exercise price that is less than the fair market value as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made on account of the attainment of a performance goal that has been previously established and approved by the shareholders of the Company and otherwise qualifies under Section 162(m) of the Code. The Company has not established any performance goals for grants under the 1997 Option Plan that meet the requirements of the performance-based compensation standard required by Section 162(m) of the Code.

         In order to satisfy the shareholder approval requirement applicable to qualified performance-based compensation plans, there must be a separate shareholder vote in which a majority of the votes cast on the issue (including abstentions to the extent abstentions are counted as voting under applicable state law) are cast in favor of approval. The 1997 Option Plan is being submitted to shareholders at the meeting, in part, to satisfy this requirement. If the shareholder approval and the other requirements applicable to qualified performance-based compensation plans are satisfied (including grant by a committee of outside directors), the $1 million compensation deduction limitation will not apply to stock options with an exercise price equal to or greater than the fair market value of the underlying shares on the date of grant. However, the grant of options by the Board of Directors or by a committee not meeting the requirements of Section 162(m) and the grant of options with an exercise price less than the fair market value of the underlying shares on the date of grant under the 1997 Option Plan will not qualify for the performance-based compensation exception to the $1 million compensation deduction limitation.

ACCOUNTING TREATMENT

         Generally, under current accounting rules applicable to the Company, neither the grant nor the exercise of an Incentive Option or a Nonqualified Option under the 1997 Option Plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the shares on the date of grant. Footnote disclosure of the value of such options, however, is required. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option. If the optionee is allowed to pay the exercise price of an option with shares held less than six months (or possibly, if such price is paid by the Company withholding shares issuable upon exercise of the option), the Company will recognize an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price.

OPTION GRANTS UNDER THE PLANS

         No options have been granted under the 1997 Option Plan as of January 27, 1997, and no options have been granted under any plan of the Company from December 1, 1996 through January 27, 1997. Options to purchase 127,000 Common Shares were granted on January 15, 1997 independent of the Company's stock option plans to new employees. Options may be granted under the 1997 Option Plan at the Committee's Discretion, subject to shareholder approval of the 1997 Option Plan, if granted before such approval. The following table sets forth, as to Bruce J. Barrett, Raymond W. Gunn, all current executive officers as a group, all current directors who are not executive officers as a group, all employees (including officers) who are not executive officers, as a group, and all other consultants and advisors, as a group, the options granted under the 1997 Option Plan, the 1983 Plan, the 1991 Plan, the Directors Plan and independent of any option plan (collectively, the "Plans") during the fiscal year ended November 30, 1996, in Pre-Split Common Shares (the equivalent Post-Split Common Share amounts would be one-tenth of the following amounts):

                               NEW PLAN BENEFITS
                 Somanetics Corporation 1983 Stock Option Plan
            Somanetics Corporation 1991 Incentive Stock Option Plan
                 Somanetics Corporation 1997 Stock Option Plan
      Somanetics Corporation Stock Options Granted Independent of Any Plan
             Somanetics Corporation 1993 Director Stock Option Plan

                                                                                          Number of Common
                                                                                     Shares Subject to Options
                                                                                      Granted Under the Plans
                                                                                      In the Fiscal Year Ended
                              Name and Position                                        November 30, 1996 (1)
                              -----------------                                      -----------------------
Bruce J. Barrett, President and Chief Executive Officer . . . . . . . . . . . .                432,000

Raymond W. Gunn, Executive Vice President and Chief Financial Officer . . . . .                191,000

All current executive officers as a group (2 persons)   . . . . . . . . . . . .                623,000

All current directors who are not executive officers as a group (3 persons) . .                110,000

All employees (including officers) who are not executive officers as a
  group (36 persons)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                790,350

All other consultants and advisors as a group (7 persons) . . . . . . . . . . .                130,000

________________________
(1) In light of the lack of 1995 bonuses, increases in 1996 salaries and a 1996 bonus plan, and to facilitate the retention of the Company's employees and to align their interests with the interests of the Company's shareholders, in December 1995, in exchange for the cancellation of certain outstanding stock options, which were granted subject to shareholder approval, the Company granted stock options to purchase an aggregate of 689,000 Pre-Split Common Shares (68,900 Post-Split Common Shares) (most of which were granted independent of the Company's stock option plans and none of which was granted subject to shareholder approval) to each then current employee of the Company and two advisors to the Company, including options to purchase 165,000 and 50,000 Pre-Split Common Shares (16,500 and 5,000 Post-Split Common Shares) granted to Messrs Barrett and Gunn, respectively.

         Except for the options granted to officers, the new options cover the same number of shares and are subject to substantially the same terms and conditions as the options previously granted to such persons under the 1991 Plan, except that (i) the exercise price of the new options is the fair market value of the Company's Common Shares as of the date of grant ($0.50 a Pre-Split Common Share or $5.00 a Post-Split Common Share), (ii) the new options become exercisable in one-fourth cumulative annual increments beginning December 22, 1996 and expire December 22, 2005, and (iii) the new options are not subject to shareholder approval. The new options granted to officers are the same as those granted to other persons, except that (i) the exercise price of the new options granted to officers is the same as the exercise price of their cancelled options ($1.3125 a Pre-Split Common Share or $13.125 a Post-Split Common Share), and (ii) the new options granted to the officers become exercisable at the same times as the cancelled options: one-fourth cumulative annual increments beginning March 13, 1996, expiring March 13, 2005. Each option also becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company.

         In addition, in December 1995 and January 1996, the Company granted options to purchase an additional 624,850 Pre-Split Common Shares (62,485 Post-Split Common Shares) (most of which were granted independent of the Company's stock option plans) to officers and employees of, and advisors to, the Company, including options to purchase 267,000 and 141,000 Pre-Split Common Shares (26,700 and 14,100 Post-Split Common Shares) granted to Messrs. Barrett and Gunn, respectively.

         The dollar values of such options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. No associate of any director, nominee or executive officer has been granted options under the Plans. In addition, no person not named above has received five percent or more of the options authorized under the Plans, in the aggregate.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 1997 OPTION PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                               IV.  OTHER MATTERS

ANNUAL REPORT

         A COPY OF THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1996 (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). ALL SUCH REQUESTS SHOULD BE DIRECTED TO SOMANETICS CORPORATION, 1653 EAST MAPLE ROAD, TROY, MICHIGAN 48083-4208, ATTENTION: INVESTOR RELATIONS DEPARTMENT.

INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP are the independent accountants for the Company and have reported on the Company's financial statements in the Company's 1996 Annual Report to Shareholders which accompanies this proxy statement. The Company's independent accountants are appointed by the Board of Directors after receiving the recommendation of its Audit Committee. The Company will not select its independent accountants for the fiscal year ended November 30, 1997 until later in its fiscal year.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if he desires to do so. The representative will also be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's offices, 1653 East Maple Road, Troy, Michigan 48083-4208, no later than October 10, 1997 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

OTHER BUSINESS

         Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that other matters will be presented for action at the Annual Meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed Proxy intend to vote the shares represented thereby in accordance with their best judgment.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The audited financial statements and the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's Annual Report to Shareholders for the fiscal year ended November 30, 1996 are hereby specifically incorporated by reference into this Proxy Statement.


                                        By order of the Board of Directors

                                        Bruce J. Barrett
                                        President and Chief Executive Officer

Troy, Michigan
February 7, 1997

                            SOMANETICS CORPORATION

                                  ADMIT ONE

                     1997 ANNUAL MEETING OF SHAREHOLDERS

                   STERLING INN BANQUET & CONFERENCE CENTER
                                 34911 VAN DYKE
                          STERLING HEIGHTS, MI  48312

                            TUESDAY, MARCH 25, 1997
                               10:00 A.M. E.S.T.


NOTE: DUE TO THE LIMITED SPACE OF THE MEETING FACILITY, THIS ADMISSION TICKET ADMITS ONE PERSON TO THE SOMANETICS CORPORATION 1997 ANNUAL MEETING OF SHAREHOLDERS. IF YOU DESIRE TO ATTEND THE MEETING IN PERSON, YOU MUST PRESENT THIS ADMISSION TICKET OR PROOF OF BENEFICIAL OWNERSHIP OF SOMANETICS COMMON SHARES AS OF JANUARY 27, 1997.

                                   EXHIBIT A

C&S 510 (Rev. 8/96)

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received                                   (FOR BUREAU USE ONLY)



Name
        Robert J. Krueger
        Honigman Miller Schwartz and Cohn

Address
        2290 First National Building
City                 State             Zip Code
        Detroit,    Michigan        48226-3583
                                                 EFFECTIVE DATE:

Document will be returned to the name and address you enter above


                       RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)

        Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

1.  The present name of the corporation is:  Somanetics Corporation

    ---------------------------------------------------------------------------------------------

2.  The identification number assigned by the Bureau is:        261-155

3.  All former names of the corporation are:    N/A



4.  The date of filing the original Articles of Incorporation was: January 15, 1982
                                                                   -----------------------------

        The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

 The name of the corporation is:  Somanetics Corporation

ARTICLE II

 The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.      Common Shares 6,000,000, par value $0.01 per share

        Preferred Shares 1,000,000, par value $0.01 per share

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

        a. Preferred Shares. The Board of Directors may cause the Corporation to issue Preferred Shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Articles of Incorporation.

        b. Reverse Stock Split. Effective as of the close of business on the date of filing these Restated Articles of Incorporation (the "Effective Time"), the filing of these Restated Articles of Incorporation shall effect a reverse stock split on the basis of one new Common Share for each ten then issued and outstanding Common Shares, while maintaining the number of authorized Common Shares and Preferred Shares, and their par values, as set forth in this Article III (the "Reverse Split").

        Immediately as of the Effective Time, and without any action by the holders of outstanding Common Shares, but subject to the redemption of fractional shares described below, outstanding certificates representing the Corporation's Common Shares shall represent for all purposes, and each Common Share issued and outstanding immediately before the Effective Time shall automatically be converted into, new Common Shares in the ratio of ten old Common Shares for one new Common Share, all by virtue of the Reverse Split and without any action on the part of the holder of such Common Shares.

        Notwithstanding any of the foregoing to the contrary, no scrip or fractional Common Shares shall be issued in connection with the Reverse Split. In lieu thereof each record holder of Common Shares as of the Effective Date who would otherwise have been entitled to receive a fractional new Common Share shall, upon surrender of such shareholder's certificates representing pre-split Common Shares, be entitled to receive a cash payment equal to the closing sale price of one Common Share on The Nasdaq SmallCap Market on the Effective Date, or, if there are no reported sales on such date, the average of the last reported high bid and low asked prices on such day multiplied by the fractional share which would otherwise be issuable after giving effect to the Reverse Split, and such amount shall in no event accrue any interest. As of the Effective Time such fractional shares shall no longer represent equity interests in the Corporation, and shall not be entitled to any voting, dividend or other shareholder rights; rather, they shall represent only the right to receive the cash payment described in this paragraph.

ARTICLE IV

1.      The address of the current registered office is:

        1653 East Maple Road,         Troy, Michigan  48083-4208
        ------------------------------------         --------------------------
        (Street Address)              (City)                 (ZIP Code)

2. The mailing address of the current registered office, if different than above:

                                                     Michigan
        --------------------------------------------          -----------------
        (Street Address or P.O. Box)  (City)                  (ZIP Code)

3.      The name of the current resident agent is:  Bruce J. Barrett
                                                   ----------------------------


ARTICLE V
When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholder or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VI

     A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. However, this Article VI shall not eliminate or limit the liability of a director for any of the following:

          (1) A breach of the director's duty of loyalty to the Corporation or its shareholders.

          (2) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law.

          (3) A violation of Section 551(1) of the Michigan Business Corporation Act.

          (4) A transaction from which the director derived an improper personal benefit.

          (5)     An act or omission occurring before the effective date of this
     Article VI.

Any repeal or modification of this Article VI by the shareholders of the Corporation shall not adversely affect any right or protection of any director of the Corporation existing at the time of, or for or with respect to, any acts or omissions occurring before such repeal or modification.

ARTICLE VII

     The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three or more than fifteen directors, the exact number of directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the directors then in office. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1992 Annual Meeting of Shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of shareholders, commencing in 1993, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term.

     If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly-created directorships are filled by the Board, the additional directors shall be classified as provided by the Board.

     A director shall hold office until the meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Newly created directorships resulting from an increase in the number of directors and any vacancy on the Board of Directors may be filled by an affirmative vote of a majority of the directors then in office. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director elected by the Board of Directors to fill a vacancy shall hold office until the next election of the class for which the director shall have been chosen and until his or her successor shall be elected and shall qualify. A director or the entire Board of Directors ma be removed only for cause.

     Notwithstanding the foregoing, whenever the holders of any one or more classes of Preferred Shares or series thereof issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of these Restated Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article.

     This Article VII may only be amended by the affirmative vote of holders of 90% of the outstanding Common Shares of the Corporation, in addition to the vote otherwise required by the Michigan Business Corporation Act.

ARTICLE VII (ADDITIONAL PROVISIONS, IF ANY, MAY BE INSERTED HERE; ATTACH ADDITIONAL PAGES IF NEEDED.)

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

 5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

    a. [ ] These Restated Articles of Incorporation were duly adopted on the ___________ day of _____________, 19________, in accordance with the provisions of Section 642 of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors.

              Signed this                 day of               , 19           .
                          ---------------        --------------    -----------



    ----------------------------------       -----------------------------------




    ----------------------------------       -----------------------------------
        (Signatures of Incorporators; Type or Print Name Under Each Signature)


    b. [X] These Restated Articles of Incorporation were duly adopted on the 25th day of March, 1997 in accordance with the provisions of
           Section 642 of the Act and: (check one of the following)

           [ ] were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

          [X] were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

          [ ] were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

          [ ] were duly adopted by the written consent of all the shareholders entitled to vote in accordance with section 407(2) of the Act.


                        Signed this           day of          , 1997
                                    ---------          -------


                        By
                          -----------------------------------------------------
                           (Signature of President, Vice-President,
                           Chairperson, or Vice-Chairperson)



                           Bruce J. Barrett, President
                        --------------------------------------------------------
                              (Type or Print Name)        (Type or Print Title)

        Name of person or organization          Preparer's name and business
        remitting fees:                         telephone number:

          Honigman Miller Schwartz and Cohn       Robert J. Krueger
        -----------------------------------     -----------------------------
                                                (313) 256-7675
        -----------------------------------     -----------------------------

                          INFORMATION AND INSTRUCTIONS

1. The articles of incorporation cannot be restated until this form, or a comparable document, is submitted.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation, Securities and Land Development Bureau. The original will be returned to the address appearing in the box on the front as evidence of filing.

    Since this document will be maintained on optical disk media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to sections 641 through 643 of the Act for the purpose of restating the articles of incorporation of a domestic profit corporation. Restated articles of incorporation are an integration into a single instrument of the current provisions of the corporation's articles of incorporation, along with any desired amendments to those articles.

4. Restated articles of incorporation which do not amend the articles of incorporation may be adopted by the board of directors without a vote of the shareholders. Restated articles of incorporation which amend the articles of incorporation require adoption by the shareholders. Restated articles of incorporation submitted before the first meeting of the board of directors require adoption by all of the incorporators.

5. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

6. The duration of the corporation should be stated in the restated articles of incorporation only if it not perpetual.

7. This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

8. If the restated articles are adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators. Other restated articles must signed by the president, vice-president, chairperson or vice-chairperson of the corporation.

9. FEES: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.

NONREFUNDABLE FEE.......................................................................................$10.00
TOTAL MINIMUM FEE.......................................................................................$10.00
ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES ARE:
      each additional 20,000 authorized shares or portion thereof..................................$30.00 maximum fee per filing for first 10,000,000 authorized shares.............................$5,000.00 each additional 20,000 authorized shares or portion thereof in excess of 10,000,000 shares...$30.00 maximum fee per filing for authorized shares in excess of 10,000,000 shares.............$200,000.00


10.  Mail form and fee to:                                                 The office is located at:

 Michigan Department of Consumer and Industry Services                     6546 Mercantile Way
 Corporation, Securities and Land Development Bureau                       Lansing, MI  48910
 Corporation Division                                                      (517) 334-6302
 P.O. Box 30054
 Lansing, MI  48909-7554

                                   EXHIBIT B

                             SOMANETICS CORPORATION
                             1997 STOCK OPTION PLAN


         1. Definitions: As used herein, the following terms shall have the following meanings:

                 (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

                 (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to
         Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

                 (c) "Common Shares" shall mean the Common Shares, par value $.01 per share, of the Company.

                 (d) "Company" shall mean Somanetics Corporation, a Michigan corporation, or any successor thereof.

                 (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

                 (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                 (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.

                 (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

                 (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

                 (j) "Plan" shall mean this Somanetics Corporation 1997 Stock Option Plan.

                 (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                 (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

         2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

         3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

         Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

         4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

         5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 295,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

         Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

         6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and
(b) no Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

         7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

         8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

         9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

         Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

         Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

         Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

         10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

         11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than (1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

         The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members,
(iii) a partnership in which such Immediate Family Members are the only partners, or (iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and (z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph
15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

         12.     Continuance of Employment; No Right to Continued Employment:
The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

         Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

         13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

                 (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

                 (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

                 (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.
In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

         If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

         14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

         15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

         16. Extraordinary Transactions: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

         Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

         17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

         18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

         For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and
(ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

         As adopted by the Board of Directors on January 15, 1997.

PROXY
                             SOMANETICS CORPORATION

           BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING MARCH 25, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF SOMANETICS CORPORATION

The undersigned hereby appoints Bruce J. Barrett and Raymond W. Gunn, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares, par value $.01 per share, of the undersigned in Somanetics Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on March 25, 1997, and at any and all adjournments thereof.

1. Election of Directors            / / FOR THE NOMINEE LISTED               / / WITHHOLD AUTHORITY
                                        (EXCEPT AS MARKED TO THE                 TO VOTE FOR THE
                                        CONTRARY BELOW)                          NOMINEE LISTED

                                   Nominee: H. Raymond Wallace
                                   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S
                                   NAME IN THE SPACE PROVIDED BELOW.)

                            ---------------------------------------------------------------------------

2.  Approval of the amendment and restatement of the Company's Restated Articles of Incorporation to (i) effect a one-for-ten reverse stock split of the Company's Common Shares while keeping 6,000,000 authorized Common Shares, at a par value of $0.01, and (ii) remove provisions relating to the Convertible Preferred Shares redeemed February 28, 1996.

                                    / / FOR                       / / AGAINST                  / / ABSTAIN

3.  Approval of the Somanetics Corporation 1997 Stock Option Plan, pursuant to which 295,000 Common Shares (after giving effect to the one-for-ten reverse stock split described above) are reserved for issurance puruant to options to be granted to key employees, directors, consultants and advisors of the Company, all subject to approval of the reverse stock split described above.

                                    / / FOR                       / / AGAINST                  / / ABSTAIN

4.  In their discretion with respect to any other matters that may properly come before the meeting.

                                                         (See reverse side)


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN.  THE SHARES REPRESENTED BY
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 IF NO INSTRUCTIONS TO THE
CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.

                                    PLEASE DATE, SIGN AND RETURN THIS PROXY
                                    PROMPTLY IN THE ENCLOSED ENVELOPE.

                                    Date:
                                         --------------------------, 1997

                                         --------------------------------
                                                  Signature(s)

                                    Date:
                                         --------------------------, 1997

                                    -------------------------------------
                                                   Signature(s)
                                    (NOTE: PLEASE SIGN EXACTLY AS NAME
                                    APPEARS HEREON.  EXECUTORS, ADMINISTRATORS,
                                    ATTORNEYS, GUARDIANS, TRUSTEES, ETC. SHOULD
                                    SO INDICATE WHEN SIGNING, GIVING FULL TITLE
                                    AS SUCH. IF SIGNER IS A CORPORATION,
                                    EXECUTE IN FULL CORPORATE NAME BY
                                    AUTHORIZED OFFICER.  IF SHARES ARE HELD IN
                                    THE NAME OF TWO OR MORE PERSONS, ALL SHOULD
                                    SIGN.)